UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 5, 2015, Orexigen Therapeutics, Inc. (the “Company” or “Orexigen”) issued a press release announcing its financial results for the three months ended September 30, 2015. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

Starting on November 5, 2015, representatives of the Company will be presenting to and conducting meetings with investors, analysts and others. During these presentations and meetings, the Company will present the slides attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to the items of this report.

* * *

By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report. The information contained in this report is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Orexigen cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “should,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding: the potential for Contrave and Mysimba to achieve commercial success globally; the potential to continue a successful launch in the United States; the potential to commercialize in the European Union in 2016; the potential for the acquisition of new assets; the potential success of Orexigen’s go to market approach outside of the United States; Orexigen’s ability to retain ownership of Contrave/Mysimba in certain markets; the potential for significant sales for Contrave/Mysimba outside of the United States; the projections for overall obesity prescription market growth; the potential unmet need and market opportunity in United States and Europe; the potential for Orexigen to obtain marketing authorizations or commercialization partner(s) for Contrave in territories outside the United States and South Korea; the sufficiency of Orexigen’s cash resources; anticipated trends in our business and industry; the potential to maintain and strengthen the intellectual property protection for Contrave/Mysimba globally and other characterizations of future events or circumstances. The inclusion of forward-looking statements should not be regarded as a representation by Orexigen that any of its plans will be achieved. Actual results may differ materially from those expressed or implied in this release due to the risk and uncertainties inherent in the Orexigen business, including, without limitation: the potential that the marketing and commercialization of Contrave and Mysimba will not be successful; the ability to obtain partnerships and marketing authorizations globally; competition in the global obesity market, particularly from existing therapies; additional analysis of the interim results or the final data from the terminated Light Study, including safety-related data, and the additional cardiovascular outcomes trial may produce negative or inconclusive results, or may be inconsistent with the conclusion that the interim analysis was successful; our ability to retain ownership of Contrave and Mysimba and create value in certain markets outside of the United States; our dependence on Takeda to continue the commercial launch of Contrave in the United States; our ability to obtain and maintain global intellectual property protection for Contrave and Mysimba; the potential that the interim analysis of the Light Study may not be predictive of future results in the Light Study or other clinical trials; the potential for early termination of our collaboration agreement with Takeda; legal or regulatory proceedings against Orexigen, as well as potential reputational harm, as a result of misleading public claims about Orexigen; the therapeutic and commercial value of Contrave and Mysimba; our ability to successfully acquire, develop and market additional product candidates or approved products; our ability to maintain sufficient capital to fund our operations for the foreseeable future; estimates of the capacity of manufacturing and other facilities to support Contrave; the Company’s reliance on Takeda to vigorously enforce the CONTRAVE intellectual property rights; the potential for a Delaware court to determine that one or more of the patents are not valid or that Actavis’ proposed generic product is not infringing each of the patents at issue; and other risks described in Orexigen’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. Further information regarding these and other risks is included under the heading “Risk Factors” in Orexigen’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission August 8, 2015 and its other reports, which are available from the SEC’s website (www.sec.gov) and on Orexigen’s website (www.orexigen.com) under the heading “Investor Relations.” All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 5, 2015

99.2	Slide Presentation, dated November 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: November 5, 2015	By:	/s/ Joseph P. Hagan
	Name:	Joseph P. Hagan
	Title:	EVP, Chief Business and Financial Officer